Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2011
Future Minimum Lease Payments Under Noncancelable Operating Leases

The future minimum lease payments under noncancelable operating leases with remaining terms greater than one year for the next five years and thereafter and in the aggregate as of December 31, 2011, are as follows:

(in thousands)
2012	$86,882
2013	78,946
2014	35,061
2015	9,328
2016	7,257
Thereafter	23,327

Total future minimum lease payments	$240,801